Filed Pursuant to Rule 497(b)
Registration File No.: 333-31247

STATEMENT DATED FEBRUARY 27, 2004

DIAMONDS® TRUST, SERIES 1

(A Unit Investment Trust organized in the United States)

STATEMENT ISSUED PURSUANT TO
THE THIRD SCHEDULE OF THE SECURITIES
AND FUTURES (OFFERS OF INVESTMENTS)
(COLLECTIVE INVESTMENT SCHEMES)
REGULATIONS 2002

This Statement incorporates the Prospectus dated February 25, 2004 issued by the DIAMONDS Trust, attached hereto

The collective investment scheme offered in this Statement is a recognised scheme under the Securities and Futures Act Chapter 289 of Singapore. A copy of the Statement has been lodged with and registered by the Monetary Authority of Singapore (the "Authority"). The Authority assumes no responsibility for the contents of the Statement. Registration of this Statement by the Authority does not imply that the Securities and Futures Act Chapter 289 of Singapore, or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Statement with the Authority is February 27, 2004. The Statement will expire on February 27, 2005 (12 months after the date of registration).

The DIAMONDS Trust, Series 1 has been admitted to the Official List of the Singapore Exchange Securities Trading Limited ("SGX-ST"), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-XTRANET of all the DIAMONDS already issued as well as those DIAMONDS which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Statement and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the DIAMONDS Trust, Series 1 or the DIAMONDS.

DIAMONDS TRUST, SERIES 1

SINGAPORE STATEMENT

"Dow Jones Industrial AverageSM", "DJIA®", "Dow Jones®", "The Dow®" and "DIAMONDS®" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by PDR Services LLC and the American Stock Exchange LLC pursuant to a "License Agreement" with Dow Jones. DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1

This Statement, relating to the DIAMONDS Trust, Series 1 ("Trust"), which is issued pursuant to the Third Schedule of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2002, has been lodged with and registered by the Authority who assumes no responsibility for its contents.

This Statement incorporates the attached Prospectus dated February 25, 2004 issued by the Trust ("US Prospectus"). Terms defined in the US Prospectus shall have the same meaning when used in this Statement.

The Trust is a unit investment trust organised in the United States ("US") that issues securities called "DIAMONDS," which represent an undivided ownership interest in the portfolio of stocks held by the Trust. DIAMONDS intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial AverageSM ("DJIA"). The Trust's portfolio consists of substantially all of the component common stocks which comprise the DJIA and are weighted in accordance with the terms of the Trust Agreement (defined below). For additional details, please consult pages 36 to 40 in the US Prospectus attached hereto. All DIAMONDS are denominated in US dollars ($).

PDR Services LLC ("Sponsor"), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Statement, other than that given in the US Prospectus under the heading "Report of Independent Auditors," and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief there are no other facts the omission of which would make any statement in this Statement misleading.

The Trust is governed by a trust agreement ("Trust Agreement") between State Street Bank and Trust Company ("Trustee"), the trustee of the Trust, and the Sponsor dated and executed as of January 13, 1998. Terms defined in the Trust Agreement shall have the same meaning when used in this Statement.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts, US 02110, or by contacting Hon Cheung, Managing Director, State Street Global Advisors Singapore Limited, at 8 Shenton Way, #17-01 Temasek Tower, Singapore 068811, by telephone at 688395051 , during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under

[1]	State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of DIAMONDS.

Investors in the Trust are advised to carefully consider the risk factors set out under the heading "RISK FACTORS" on pages 11 to 14 of the US Prospectus, and to refer to paragraph 16 of this Statement for a discussion of the US and Singapore tax consequences of an investment in DIAMONDS.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Statement should be directed to an investor's local broker.

IMPORTANT:	READ AND RETAIN THIS STATEMENT FOR FUTURE REFERENCE

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o The American Stock Exchange 86 Trinity Place New York, New York US 10006

Legal advisers to the Sponsor as to US law:	Carter Ledyard & Milburn LLP 2 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to Singapore law:	Stamford Law Corporation 9 Raffles Place, #32-00 Republic Plaza, Singapore 048619 Singapore Attn: Lee Suet Fern

Trustee:	State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts US 0211

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill 36 Robinson Road, #18-01, City House, Singapore 068877 Singapore Attn: Leonard Ching

Auditors:	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts US 02110

US Distributor of Creation Units:	ALPS Distributors, Inc. (formerly ALPS Mutual Funds Services, Inc.) 1625 Broadway, Suite 2200 Denver, Colorado US 80202

TRADING AND SETTLEMENT

DIAMONDS are listed for trading under the market symbol DIA on the SGX-ST where they may be bought and sold in the secondary market at any time during the trading day. Market prices for DIAMONDS traded on the SGX-ST are available on the SGX-ST website (http://esite.sgx.com/scripts/amexprice.asp). DIAMONDS may also be purchased by Authorized Participants directly from the Trust in the US by placing orders through the US Distributor in a minimum unit, called a "Creation Unit," of 50,000 DIAMONDS or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are done "in kind" only in the US, that is, through the delivery or receipt of a specified portfolio of securities. For additional details, please consult pages 27 to 31 and 33 to 37 in the US Prospectus attached hereto.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax ("GST") of 5%. There will be a Singapore clearing fee, which is currently at the rate of 0.05% of the transacted value (up to a maximum of SGD200 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore of 5%. DIAMONDS are traded in US dollars ($) on the SGX-ST in 10 unit round lots. The primary trading market for DIAMONDS is in the US, where DIAMONDS are listed on The American Stock Exchange LLC ("American Stock Exchange"). The term "market day" as used in this Statement means a business day in which transactions in DIAMONDS can be executed and settled. Trading of DIAMONDS on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of DIAMONDS in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of DIAMONDS in Singapore should read this Statement carefully and all enquiries in relation hereto should be directed to their local brokers.

1.	General

DIAMONDS are issued by the Trust in the form of certificateless securities which are eligible "book-entry-only" securities of The Depository Trust Company ("DTC"). As "book-entry-only" securities, DIAMONDS are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited ("CDP") has entered into linking agreements with the National Securities Clearing Corporation ("NSCC"), by which CDP has access to DTC's depository and custodial services for subdepositing US securities. CDP, through such linking agreements, has an account sponsored by NSCC which is known as Sponsored Account No. 5700 ("Sponsored Account"), and is recognized by NSCC as a record owner for the DIAMONDS credited to the Sponsored Account. CDP through the linking agreements may receive DIAMONDS from or deliver DIAMONDS to accounts maintained by member participants in DTC ("DTC Participants").

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of DIAMONDS who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their DIAMONDS in CDP. The term "Depository Agent" shall have the same meaning ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase DIAMONDS in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Day Light Savings time (13 hours Eastern Standard time) in New York, and that the American Stock Exchange and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in DIAMONDS between the two markets cannot simultaneously occur.

All dealings in, and transactions of, DIAMONDS in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in CDP. Investors should ensure that DIAMONDS sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

Investors' holdings of DIAMONDS in their CDP account will be credited or debited for settlement on the third market day following the transaction date. A transaction will fail if DIAMONDS are not in an investor's CDP account for settlement on such day, and will be subject to the buy-in cycle on the fourth market day following the transaction date.

In the absence of unforeseen circumstances, the delivery of DIAMONDS into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 10 a.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.	Delivery of DIAMONDS to CDP for Trading on the SGX-ST

Investors who hold DIAMONDS in DTC's system in the US and wish to trade them on the SGX-ST can direct delivery of the DIAMONDS to CDP; this book-entry transfer to CDP's Sponsored Account at DTC may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their DIAMONDS by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 10 a.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such DIAMONDS into the Sponsored Account on the delivery date. Upon notification that its Sponsored Account has been credited, CDP will accordingly credit DIAMONDS to the investor's account.

Investors should ensure that their DIAMONDS are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the DIAMONDS for settlement pursuant to the trade, the SGX-ST may buy-in against him or her.

3.	Delivery of DIAMONDS out of CDP for Trading on the American Stock Exchange

(a) Investors who hold DIAMONDS with CDP and wish to trade on the American Stock Exchange must arrange to deliver the DIAMONDS into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 10 a.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of DIAMONDS from the Sponsored Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor's securities account for the relevant number of DIAMONDS and then instruct DTC to deliver the DIAMONDS to the DTC Participant account as specified by the investor.

(b) An investor who buys DIAMONDS on the SGX-ST and sells on the American Stock Exchange on the same day must instruct CDP to deliver the DIAMONDS to his or her DTC Participant account no later than 10 a.m. Singapore time on the US settlement date PROVIDED that the investor is a sub-account holder of CDP's Depository Agent and the purchase on the SGX-ST is tagged as a Delivery Versus Payment ("DVP") settlement. The Depository Agent of the investor must send an instruction to deliver the relevant number of DIAMONDS from its sub-account to CDP via CDP's Delivery Versus Payment Foreign Broker ("DVP-FB") Computer System no later than 10 a.m. Singapore time on the US settlement date. Upon affirming the delivery instruction, CDP will instruct DTC to deliver the DIAMONDS from the Sponsored Account to the DTC Participant account as specified by the investor.

EXCHANGE RATES AND RISKS

DIAMONDS traded on the SGX-ST are denominated and traded in US dollars. DIAMONDS may only be created or redeemed in US dollars in the manner set out in the US Prospectus. Similarly, the distributions which may be made by the Trustee are in US dollars. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds from a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.	Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent certified public accountants designated from time to time by the Trustee.

2.	Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i)    the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Securities in its name or the name of its nominee or the nominee of its agent;

(ii)    the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii)    the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv)    the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v)    the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi)    in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii)    the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii)    the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix)     the Trustee must make such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x)    the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Securities therein, on file at its office and make the same available for inspection; and

(xi)     the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.	Contracts

A holder of DIAMONDS is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.	Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of DIAMONDS.

5.	Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any DIAMONDS. As described on pages 33 to 37 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

6.	Transfer of DIAMONDS

As described on page S-6 of this Statement, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding DIAMONDS on the DTC system. Beneficial ownership of DIAMONDS will be shown on the records of DTC or its participants. Beneficial ownership records for holders of DIAMONDS in Singapore will be maintained at CDP.

No certificates will be issued in respect of DIAMONDS. Transfers of DIAMONDS between investors will normally occur through the trading mechanism of the SGX-ST or the American Stock Exchange as described on pages 31 to 33 in the US Prospectus and in this Statement.

7.	Meetings of Holders of DIAMONDS; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of DIAMONDS.

The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001 ("CDP Depository Agreement"), pursuant to which CDP has agreed to act as the depository for DIAMONDS in Singapore. CDP's duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of DIAMONDS, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of DIAMONDS, and (iii) providing the list of its Depository Agents and holders of DIAMONDS who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of DIAMONDS, including the holders of DIAMONDS in Singapore, no later than the 60th day after the end of the Trust's fiscal year.

The Sponsor or Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of DIAMONDS in Singapore, the relevant materials will be mailed to the holders of DIAMONDS in Singapore.

8.	Declaration

It is hereby declared that no DIAMONDS shall be created or issued pursuant to this Statement later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Statement.

9.	Allotment of DIAMONDS

A Distribution Agreement was entered into as of September 29, 1997 between (1) the Sponsor, (2) the Trust and (3) ALPS Mutual Funds Services, Inc., now ALPS Distributors, Inc. ("ALPS"), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i)    act as the exclusive distributor for the creation and distribution of DIAMONDS in aggregations of 50,000 DIAMONDS;

(ii)     hold itself available to receive and process orders for Creation Units of DIAMONDS; and

(iii)     to enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 DIAMONDS and to request DTC to record on its books the ownership of such DIAMONDS in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.	Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.	Sponsor and Trustee

    Sponsor

PDR Services LLC was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. It is wholly owned by the American Stock Exchange, and was formed in Delaware to act as sponsor for American Stock Exchange's exchange traded funds and other unit investment trusts. The Sponsor will remain the Sponsor of the Trust until it is removed, it resigns or the Trust Agreement is terminated. Although the Sponsor is entitled to, it receives no remuneration for the services it renders as Sponsor.

    Trustee

State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US in 1961, the culmination of a series of mergers among 13 predecessors, the oldest of which, Union Bank, was founded in 1792. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.	Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of DIAMONDS) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstain from voting. There are no restrictions on the Trustee's right to vote securities or DIAMONDS when such securities or DIAMONDS are owned by the Trustee in its individual capacity.

13.	Adjustments to Securities Held by the Trust

The Trust's portfolio securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the DJIA.

14.	Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of DIAMONDS. A description of the distribution process is contained on pages 57 to 59 of the US Prospectus. These distribution arrangements will be the same for holders of DIAMONDS in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses exceed the amount of the dividend, investors will not receive any dividend.

15.	Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Statement with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Statement. The report referred to in this Statement was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Statement.

Carter Ledyard & Milburn LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Statement or references to its name in the form and context which it appears in this Statement.

16.	Important Tax Information
A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general description of the material US federal income tax consequences of the ownership and disposition of DIAMONDS applicable to a holder of DIAMONDS who, for purposes of US taxation and any applicable tax treaty or convention, has not been and will not be a US citizen or resident, a corporation organized in the US, or an estate or trust which is taxable by the US on all of its income regardless of source ("non-resident holder").

This description is for general information purposes only and is based on the US Internal Revenue Code of 1986, as amended ("Code"), Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and all of which are subject to change. The tax treatment of a non-resident holder may vary depending upon his or her particular situation. Certain non-resident holders may be subject to special rules not discussed below. The discussion below does not address the effect of any state, local or foreign tax law on a non-resident holder, and does not address non-resident holders engaged in business in the US. Purchasers of DIAMONDS are advised to consult their own tax advisors with respect to an investment in DIAMONDS.

Tax Consequences of Trust Units Ownership

    Ordinary Income Dividends

Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) to non-resident holders will generally be subject to US withholding tax at a rate of thirty percent (30%). The amount will be withheld by the dividend paying agent from all dividend distributions.

In certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Treaty benefits are generally available only to persons that are qualified residents of a country with which the US has a treaty, and who provide a US Internal Revenue Service ("IRS") Form W-8BEN certifying entitlement to such benefits. There is currently no income tax treaty between the US and Singapore.

    Treatment of Capital Gain Distributions and Sales Proceeds

Capital gain distributions (distributions from the excess of net long-term capital gains over net short-term capital losses) to non-resident holders and proceeds from the sale of Trust Units by a non-resident holder will generally not be subject to US withholding tax.

Backup Withholding Rules

"Backup withholding" is required on the payment of certain amounts to US persons, in order to enforce collection of income taxes owed by such persons. In general, non-US persons are exempt from US "backup withholding." In order to establish such exemption, however, a non-resident holder generally must supply appropriate documentation (generally, an IRS Form W-8BEN) to the paying agent (or its agent) or to the financial institution through which the non-resident holder holds DIAMONDS. Payments that cannnot be reliably associated with documentation are generally presumed to be made to a US payee who is not an exempt recipient, in which case twenty-eight percent (28%) backup withholding will apply to all payments.

As an exception to this general rule, a payee is presumed to be foreign if certain indicia of foreign status exist. Additionally, a payment that would be subject to withholding tax if made to a foreign person and which is exempt from backup withholding as a payment to a non-US account is presumed to be made to a foreign payee. Accordingly, ordinary dividends paid to a non-US account would generally be subject to withholding tax at the rate of thirty percent (30%).

Payments to foreign intermediaries are subject to a special set of presumptions summarized below. Foreign intermediaries generally include foreign financial institutions, foreign clearing organizations, foreign branches or offices of a US financial institution or US clearing organization, and certain foreign corporations.

If the foreign intermediary has not provided a valid intermediary withholding certificate, it is generally treated as an undocumented owner of the payment. A determination must then be made, based on factors set forth in the tax regulations, whether to treat the payee as an individual, trust, estate, corporation, or partnership. If the payee is presumed to be an individual, trust, estate, or partnership, it is presumed to be a US person who is not an exempt recipient and the twenty-eight percent (28%) backup withholding rules would apply to all payments. If the payee is presumed to be a corporation, then it is also presumed to be a US person. However, if the amount paid consists of an amount that is subject to withholding, such as dividends, the corporate payee is presumed to be a foreign payee if there are indicia of foreign status, in which case withholding tax at the thirty percent (30%) rate is imposed.

If the foreign intermediary (other than a qualified intermediary that has assumed primary withholding responsibility) has provided a valid intermediary withholding certificate, but the intermediary's withholding certificate is unreliable either because the withholding agent or payor has not been given sufficient information to determine the proper amount of withholding or because some or all of the underlying certificates that are required to be attached are lacking or are unreliable, the payment is presumed to be made to a foreign payee for whom the foreign intermediary collects the payment. Therefore, a dividend is subject to withholding tax at the thirty percent (30%) rate.

Payments to foreign flow-through entities, such as partnerships and certain trusts, are subject to presumptions and rules similar to those described above for foreign intermediaries.

The amount of any "backup withholding" (in contrast to the thirty percent (30%) withholding tax imposed on ordinary dividends) from a payment to a non-resident holder will be allowed as a credit against the non-resident holder's US federal income tax liability and may entitle such non-resident holder to a refund from the IRS to the extent such "backup withholding" is not needed to satisfy the thirty percent (30%) withholding tax liability that may have otherwise been imposed on such payment, provided that the required information is furnished to the IRS.

US Estate Tax

The estate of a non-resident individual holder of DIAMONDS may be subject to US estate tax on the value of such DIAMONDS, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is forty-eight percent (48%) in 2004. If the holder is a qualified resident of a country with which the US maintains an estate tax treaty, the DIAMONDS may be exempt from estate tax. There is currently no estate tax treaty between the US and Singapore.

The estate of a non-resident individual holder of Trust Units that is subject to US estate tax must generally file an IRS Form 706-NA ("United States Estate (and Generation-Skipping Transfer) Tax Return—Estate of non-resident not a citizen of the US") within nine months of the non-resident individual holder's date of death. Subject to certain exceptions, if the estate of the non-resident alien takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 ("Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)") to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

The US estate tax is a lien against a non-resident decedent's assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent's assets to be transferred without liability.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in DIAMONDS.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, capital gains tax, stamp duty and estate duty consequences of the ownership and disposal of DIAMONDS. The discussion below is not intended to constitute a complete analysis of all tax consequences relating to ownership and disposal of DIAMONDS by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of DIAMONDS should consult their own tax advisors concerning the tax consequences of their particular situations. This description is based on laws, regulations and interpretations now in effect and available as of the date of this Statement. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

    General

Singapore resident taxpayers, such as individuals who are residing in Singapore and companies which are controlled or managed in Singapore, are subject to Singapore income tax on income accruing in or derived from Singapore or received in Singapore from outside Singapore.

A corporate taxpayer is regarded as a tax resident in Singapore if the company's business is controlled and managed in Singapore (for example, if the board of directors meets and conducts the company's business in Singapore). An individual is regarded as a resident in Singapore if the individual is physically present in Singapore or exercises an employment in Singapore (other than as a director of a company) for 183 days or more in a calendar year, or if the individual resides in Singapore.

On February 28, 2003, the Minister for Finance announced in his 2003 Budget Statement that the corporate tax rate will remain at twenty-two percent (22%), for the year of assessment 2004. The Singapore government also affirmed its intention to reduce the corporate tax rate to twenty percent (20%) by the year of assessment 2005. In addition, seventy-five (75%) of the first SGD10,000 and fifty percent (50%) of the next SGD90,000 of a company's chargeable income (excluding Singapore dividends) are exempted from tax.

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

    Ordinary Income Dividends

Dividends paid by the Trust on DIAMONDS received by a Singapore resident individual in Singapore will be liable to tax in Singapore. The rate of tax will vary according to the individual's circumstances. The Minister for Finance announced on February 28, 2003 that, for the year of assessment 2004, the maximum rate will remain at twenty-two percent (22%).

Dividends on DIAMONDS received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

    Gains on Disposal of the DIAMONDS

Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of DIAMONDS are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable.

    Stamp Duty

Stamp duty is not applicable to electronic transfers of DIAMONDS through the CDP system.

    Estate Duty

Singapore estate duty is imposed on the value of most immovable property situated in Singapore owned by individuals who are not domiciled in Singapore, subject to specific exemption limits whilst movable property is exempt from estate duty for such individuals. Singapore estate duty is imposed on the value of most immovable property situated in Singapore and on most movable property, wherever it may be, owned by individuals who are domiciled in Singapore, subject to specific exemption limits. DIAMONDS are considered to be movable property situated outside Singapore.

DIAMONDS held by an individual who is domiciled in Singapore are subject to Singapore estate duty upon such individual's death. Singapore estate duty is payable to the extent that the value of the DIAMONDS aggregated with any other assets subject to Singapore estate duty exceeds SGD600,000. Unless other exemptions apply to the other assets, for example, the separate exemption limit for residential properties, any excess beyond SGD600,000 will be taxed at 5% on the first SGD12,000,000 of the individual's Singapore chargeable assets and thereafter at 10%. Prospective investors should consult their own tax advisors regarding the Singapore estate duty consequences of their ownership of DIAMONDS.